EXHIBIT 32
                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350
                              AS ADOPTED PRSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LRNN Corporation (the "Company") on Form 10-QSB for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harry V. Eastlick, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 15, 2004                              /s/ Harry V. Eastlick
                                                  ---------------------
                                                By: Harry V. Eastlick,
                                                    Chief Executive Officer and
                                                    Chief Financial Officer